SUBMITTED VIA EDGAR

(First Citicorp Life Insurance Company Letterhead)

Please direct any correspondence pertaining to this matter to:
Eric S. Miller, Citicorp Insurance Group, P.O. Box 7031, Dover, DE 19903



September 9, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:	First Citicorp Life Variable Annuity Separate Account
	File No. 33-83354 and 811-8732


Dear Commissioners:

On behalf of First Citicorp Life Insurance Company and First Citicorp Life Variable Annuity Separate Account (the "Account"), we have enclosed for filing pursuant to Rule 30b2-1 under the Investment Company Act of 1940, the Account's semi-annual report for the period ending June 30, 1998, which has been sent to contract holders. Incorporated by reference to the Account's semi-annual report and furnished contract holders is the semi-annual report of each fund supporting the Account, as shown in Exhibit I attached hereto.

If you have any questions regarding this matter, please contact the undersigned at (302) 672-5051 or Eric S. Miller at (302) 672-5033.

Sincerely,

/s/ Catherine S. Mulholland

Catherine S. Mulholland
Sr. Vice President and General Counsel


cc:	Eric S. Miller

EXHIBIT I

                     					      DATE
	FUND NAME	                 		SUBMITTED  	40 ACT FILE # 	ACCESSION #
Variable Annuity Portfolios
	CitiSelect VIP Folio 200		   8/27/98	    811-07893     	0000950156-98-000547
	CitiSelect VIP Folio 300		   8/27/98	    811-07893     	0000950156-98-000547
	CitiSelect VIP Folio 400		   8/27/98	    811-07893     	0000950156-98-000547
	CitiSelect VIP Folio 500		   8/27/98    	811-07893     	0000950156-98-000547
	CitiFunds Small Cap Growth
	    VIP Portfolio			         8/27/98    	811-07893     	0000950156-98-000547
Fidelity Variable Insurance Products Fund
	Growth Portfolio			          8/19/98	    811-03329     	0000023355-98-000008
	High Income Portfolio		      8/21/98    	811-03329     	0000320254-98-000007
	Equity Income Portfolio		    8/20/98	    811-03329     	0000023355-98-000010
	Overseas Portfolio			        8/21/98    	811-03329	     0000320254-98-000008
Fidelity Variable Insurance Product Fund II
	Contrafund Portfolio		       8/21/98    	811-05511     	0000821051-98-000004
	Index 500 Portfolio			       8/20/98    	811-05511     	0000320254-98-000005
AIM Variable Insurance Funds, Inc.
	AIM V.I. Capital Appreciation
     Fund	                    9/02/98    	811-07452	     0000899243-98-001730
	AIM V.I. Government
     Securities Fund          9/02/98    	811-07452     	0000899243-98-001730
	AIM V.I. International Equity
     Fund	                    9/02/98	    811-07452     	0000899243-98-001730
	AIM V.I. Value Fund		        9/02/98	    811-07452	     0000899243-98-001730
	AIM V.I. Growth and Income
     Fund	                    9/02/98    	811-07452     	0000899243-98-001730
MFS Variable Insurance Trust
	MFS World Governments Series 9/01/98	    811-08326     	0000950156-98-000581
	MFS Money Market Series		    9/01/98	    811-08326	     0000950156-98-000573
	MFS Bond Series			           9/01/98	    811-08326	     0000950156-98-000571
	MFS Total Return Series		    9/01/98	    811-08326	     0000950156-98-000582
	MFS Research Series		        9/01/98	    811-08326	     0000950156-98-000578
	MFS Emerging Growth Series	  9/01/98	    811-08326     	0000950156-98-000576

(FIRST CITICORP LIFE INSURANCE COMPANY LETTERHEAD)



Dear Contract Owner:

We are pleased to share with you the investment results of the investment portfolios held in your CitiVariableSM Annuity issued by First Citicorp Life Insurance Company during the first six months of this year. In this report, you will find extensive information regarding each funds performance as well as other pertinent data. Please note that the funds performance does not reflect the Separate Account mortality and expense risk charge, the contract administrative charge, annual contract fee, premium taxes, or surrender charges which may apply. Such charges, taxes and fees will reduce the actual return of your CitiVariable Annuity contract.

The annuity you have purchased has been designed to help you reach your long term investment goals. We are continually exploring ways to improve our product and welcome any suggestions or comments you may have regarding your variable annuity or the service you receive from our committed staff. Please feel free to call us at 1-800-497-4857 from 8:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday.

We thank you for allowing us the opportunity to be of service to you. We look forward to continuing to provide you with the highest level of satisfaction with your variable annuity.

Sincerely,

/s/Chad H. Masland

Chad H. Masland
Senior Vice President, Marketing





Securities and variable annuity transactions, are through Citicorp Investment Services, member NASD/SIPC. Variable annuities are made available through Citicorp Investment Services (CIS) and sold through CIS and affiliated insurance agencies as required or permitted by law. All named entities are affiliates of Citicorp Investment Services, Citibank and Citicorp.

This material must be accompanied or preceded by a prospectus. It contains more information, including charges and expenses. Withdrawals prior to age 591/2 are subject to IRS penalties. Please review the annuity contract for complete details. CitiVariable Annuity is issued by First Citicorp Life Insurance Company, located in NY, NY. First Citicorp Life Insurance Company is a subsidiary of Citibank Delaware. Form Number Series 63-1103 (05-94). CitiVariableSM and CitiFundsSM are service marks of Citicorp. This annuity is not available in all states.
1998 First Citicorp Life Insurance Company